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                                  SCHEDULE 14A
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                     INFORMATION REQUIRED IN PROXY STATEMENT

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                             CUSEEME NETWORKS, INC.
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NEWS RELEASE

CONTACTS:
Melissa Malley                                            Tanya Prather
First Virtual Communications                              CUseeMe Networks
408.330.7315                                              603.886.9050 ext 359
MMALLEY@FVC.COM                                           TPRATHER@CUSEEME.COM


        FIRST VIRTUAL COMMUNICATIONS AND CUSEEME NETWORKS ANNOUNCE MERGER

        COMBINATION CREATES A MARKET LEADER IN RICH MEDIA COMMUNICATIONS,
      CAPITALIZES ON IP VIDEO EXPERTISE AND OPERATIONAL SYNERGIES TO SPEED
                   TIME TO MARKET AND EXPAND GLOBAL PRESENCE

SANTA CLARA, California and NASHUA, New Hampshire - March 22, 2001 - First Virtual Communications, Inc. (Nasdaq: FVCX) and CUseeMe(R) Networks, Inc. (Nasdaq: CUSM) today announced that they have agreed to merge to create one of the market's leading rich media communications providers. The merged company will retain the name First Virtual Communications, Inc. and deliver integrated end-to-end solutions to enterprises and service providers worldwide. By merging both companies' expertise, the combined company will provide a broad range of integrated rich media communications solutions that run seamlessly across multiple network types, including IP, ISDN, ATM, PSTN, and DSL.

The transaction will be effected as a stock for stock merger and is subject to the approval of the stockholders of both companies and to customary closing conditions. First Virtual Communications will issue shares of its common stock representing approximately 47 percent of the combined company, at an exchange ratio of approximately 1.254. The transaction is expected to be completed in the second quarter of 2001. The combined company will be headquartered in Santa Clara, California.

"Video is the critical component that will drive the advancement of rich media communications and this merger brings together two leaders in IP videotelephony. We believe it gives us the critical mass to significantly expand our existing end-to-end rich media platform," said Ralph Ungermann, chairman and CEO of First Virtual Communications. "The merger combines the two crucial elements needed to deliver rich media communications, First Virtual's expertise in broadband rich media networking and CUseeMe Networks' state-of-the-art software-based visual collaboration technologies. As a result, we believe the

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merged company will be positioned to accelerate the delivery of the market's most robust rich media communications platform."

"By merging our resources and IP video experience, we believe the combined company will be able to pursue a larger market and realize greater opportunity than either company could anticipate on its own," said Killko Caballero, president and CEO of CUseeMe Networks. "Our strengths complement each other well, and our synergy in vision gives us a strong foundation from which we expect to provide market leading solutions to enhance existing forms of communication and make rich media communications more accessible and more broadly used than ever before."

POISED FOR GROWTH
With a total estimated market of $34 billion by 2004 and a compound annual growth rate of 53 percent, (according to FAC Equities at First Albany Corporation), rich media communications represents a very large opportunity and the merged company will endeavor for immediate, accelerated growth in this area.

Seven years of experience in broadband rich media communications have enabled First Virtual Communications to become industry leaders in video networking integration. Click to Meet(TM), First Virtual's flagship offering, enables end users to access video services, including video and audio telephony, data collaboration, and streaming, to create a truly interactive meeting through the desktop or room systems. CUseeMe Networks provides core software technologies that enable voice and visual communications over IP-based networks for B2B and B2C companies, consumers, and web developers. Moving forward, CUseeMe Networks' robust and flexible standard and Microsoft Exchange-based conference servers and web technologies will help lay the foundation for future combined product offerings.

DELIVERING OPERATIONAL EFFICIENCIES
By capitalizing on the synergies between First Virtual Communications and CUseeMe Networks, the combined company should be positioned to quickly gain traction in the marketplace. First Virtual Communications and CUseeMe Networks have been partners since 1999 and benefit from an outstanding record of working as a team.

The merger should also position the combined company to improve time to market, reduce costs, benefit from greater margin enhancements, and pursue a faster road to profitability. It is believed the combined engineering organization will be better positioned to deliver new product features and help the company


                                       2.

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meet overall market demand. The integrated sales force will have broader market coverage and its channels program will feature some of the world's leading integrators, including SBC, EDS, Ericsson, and Verizon. With global operations that include the US, Europe, and Asia, the combined company will have broader resources to support its world-class customer base of service providers and enterprises.

Ralph Ungermann will be executive chairman of the board of the combined company and Killko Caballero will be the new chief executive officer. Ungermann and Caballero will continue as CEOs of their respective companies until the merger is completed. Ungermann and Caballero form a natural alliance, resulting from Ungermann's visionary leadership in networking and Caballero's expertise in IP communications software development. Working as a team, they will continue their commitment to innovation, quality and customer satisfaction.

CONFERENCE CALL TO DISCUSS MERGER
First Virtual and CUseeMe Networks will conduct a joint conference call to discuss the merger on Friday, March 23, 2001 at 9:00 a.m. E.T., 6:00 a.m. P.T. To participate, call (800) 982-3472 or (703) 871-0322 at least five minutes prior to the start of the call or visit WWW.FVC.COM or WWW.CUSEEME.COM to listen to the conference call as it takes place. For those who are unable to participate, a replay of the call will be available for one week at (888) 266-2086 or (703) 925-2435, pass code: 5112703.

Greenbridge Partners LLC acted as the exclusive financial advisor to First Virtual Communications on this transaction.

ABOUT FIRST VIRTUAL COMMUNICATIONS
First Virtual Communications, Inc. is a leader in rich media communications solutions, providing systems and services that enable system integrators and service providers to deliver an integrated suite of collaboration applications to its enterprise customers. First Virtual Communications also delivers solutions directly to corporate and public sector enterprises. The company's flagship product, Click to Meet(TM), is the industry's communications platform for high quality, face-to-face e-collaboration. It is designed to seamlessly integrate video and audio telephony, data collaboration, and streaming across IP, ISDN, DSL, and ATM networks. Click to Meet provides a high quality platform for delivering a new generation of video enabled B2B web applications for commerce, distance learning, telemedicine, federal and state governments, and the judiciary.


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First Virtual Communications' strategic partners include Accord, Adaptive
Broadband, Alcatel, British Telecommunications plc, China Telecom, Cisco Systems, Inc., CUseeMe Networks, EDS, Ezenia!, France Telecom, Ideal Technology Solutions, Nortel Networks, PictureTel, Polycom, Qwest Communications, SBC Communications Inc., Shanghai Telecom, Telstra, Verizon Communications, Wind, Zydacron and other leading companies worldwide. Further information about the company is available at http://www.fvc.com.


ABOUT CUSEEME NETWORKS
CUseeMe Networks is a leading provider of innovative technologies that enable voice and visual communications over IP-based networks. CUseeMe Networks provides cost-effective, integrated end-to-end software solutions for large-scale deployments of video collaboration to enterprise desktops. With over a decade of IP-based communications experience, CUseeMe Networks is the pioneer in interactive voice, video, and data collaboration. Its award-winning technology facilitates standards-based collaborative communications, both one-on-one and in groups, over corporate intranets, virtual private networks
(VPNs), and the open Internet. Products such as the CUseeMe Conference Server, a software-based multipoint control unit (MCU), and CUseeMe web, a flexible web-based desktop videoconferencing client technology, work hand-in-hand to provide maximum flexibility, seamless integration, and scalability, in combination with outstanding performance, reliability, and features. The company's desktop conferencing solutions can be integrated seamlessly into popular enterprise messaging and collaboration environments such as Microsoft Exchange. CUseeMe Networks partners with resellers, integrators and service providers to deploy its solutions worldwide. Information about CUseeMe Networks can be found on the web at HTTP://WWW.CUSEEME.COM.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS CONTAINING THE WORDS, "BELIEVES," "ANTICIPATES," "EXPECTS" AND WORDS OF SIMILAR IMPORT, OTHER STATEMENTS ABOUT FIRST VIRTUAL COMMUNICATIONS AND CUSEEME NETWORKS MANAGEMENTS' FUTURE, EXPECTATIONS, BELIEFS, GOALS, PLANS AND PROSPECTS, AND STATEMENTS REGARDING THE LIKELIHOOD AND TIMING OF THE CLOSING OF THE MERGER, THE EXPECTED BENEFITS AND SYNERGIES OF THE MERGER, THE ABILITY OF THE COMBINED COMPANY TO SUCCESSFULLY DEVELOP AND SUPPLY PRODUCTS AFTER THE MERGER, AND THE FUTURE GROWTH OF THE MARKETS SERVED BY THE COMPANIES. SUCH FORWARD-LOOKING STATEMENTS HAVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF FIRST VIRTUAL COMMUNICATIONS, CUSEEME NETWORKS, THE COMBINED COMPANY OR INDUSTRY RESULTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: RISKS ASSOCIATED WITH DIFFICULTIES IN SUCCESSFULLY INTEGRATING FIRST VIRTUAL COMMUNICATIONS' AND CUSEEME NETWORKS' BUSINESSES AND


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TECHNOLOGIES; COSTS RELATED TO THE MERGER; FAILURE TO OBTAIN REQUIRED
STOCKHOLDER OR REGULATORY APPROVALS OF THE MERGER; FAILURE OF THE COMBINED COMPANY TO RETAIN AND HIRE KEY EXECUTIVES, TECHNICAL PERSONNEL AND OTHER EMPLOYEES; DIFFICULTY OF SUCCESSFULLY MANAGING A LARGE ORGANIZATION; MARKET ACCEPTANCE OF VIDEO TECHNOLOGY; POTENTIAL INABILITY TO MAINTAIN BUSINESS RELATIONSHIPS WITH TELECOMMUNICATIONS CARRIERS, DISTRIBUTORS AND SUPPLIERS, RAPID TECHNOLOGICAL CHANGES; COMPETITION IN THE VIDEO NETWORKING INDUSTRY; CONSOLIDATION AND COST PRESSURES IN THE VIDEO NETWORKING INDUSTRY, AND OTHER RISK FACTORS REFERENCED IN FIRST VIRTUAL COMMUNICATIONS' AND CUSEEME NETWORKS' PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANIES' RESPECTIVE REPORTS ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2000. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE ARE MADE AS OF THE DATE HEREOF AND FIRST VIRTUAL COMMUNICATIONS AND CUSEEME NETWORKS DO NOT ASSUME ANY OBLIGATION TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.

IMPORTANT INFORMATION WILL BE FILED WITH THE SEC
FIRST VIRTUAL PLANS TO FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM S-4 IN CONNECTION WITH THE TRANSACTION, AND FIRST VIRTUAL AND CUSEEME NETWORKS EXPECT TO FILE WITH THE SEC AND MAIL THEIR RESPECTIVE STOCKHOLDERS A JOINT PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE TRANSACTION. THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST VIRTUAL AND CUSEEME NETWORKS, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE.

INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC BY FIRST VIRTUAL AND CUSEEME NETWORKS THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

IN ADDITION, INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS FROM FIRST VIRTUAL BY CONTACTING JULIA OYKHMAN AT 408.330.7312 , OR FROM CUSEEME NETWORKS BY CONTACTING RAYCHEL MARCOTTE AT 603.886.0903 X415.

FIRST VIRTUAL AND CUSEEME NETWORKS, AND THEIR RESPECTIVE DIRECTORS, OFFICERS AND CERTAIN MEMBERS OF THEIR MANAGEMENT AND EMPLOYEES MAY BE SOLICITING PROXIES FROM FIRST VIRTUAL'S OR CUSEEME NETWORKS' STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION. A DESCRIPTION OF ANY INTERESTS THAT FIRST VIRTUAL'S OR CUSEEME NETWORKS' DIRECTORS AND EXECUTIVE OFFICERS HAVE IN THE TRANSACTION AND THEIR SECURITY HOLDINGS WILL BE AVAILABLE IN THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS.